Octillion to Develop New Technologies Capable of Generating Electricity from Moving Vehicles

Auburn Hills, MI – July 8, 2008 – Octillion Corp. (Symbol: OCTL), a next-generation alternative and renewable energy technology incubator, today announced immediate expansion of the Company’s product development pipeline to include the development of safe, economically-viable technologies capable of producing clean electricity from the kinetic energy of moving vehicles, including cars, buses, trucks, trains, and rapid transit.

Last month, Octillion joined lead sponsors Ford Motor Company, Royal Dutch Shell, and the National Science Foundation to co-sponsor “New Mobility: The Emerging Transportation Economy,” an international conference at the University of Michigan (http://um-smart.org/resources/conference/overview.html).  This event was hosted by the university’s “Sustainable Mobility and Accessibility Research and Transformation” (SMART) initiative.  Octillion President and CEO, Mr. Nicholas S. Cucinelli, assisted in the founding of SMART and formerly assisted Ford Motor Company executives in contributing to the Sustainable Mobility Project of the World Business Council for Sustainable Development.

Octillion has formed a new wholly-owned subsidiary, Kinetic Power Corp., specifically focused on harnessing the kinetic energy of vehicles in motion and more broadly working to enhance the sustainability and energy efficiency of transportation infrastructures and systems.

“In the United States, nearly 70% of our electricity is generated by coal and natural gas, according to the U.S. Energy Information Administration,” stated Mr. Cucinelli.  “The environmental impact and rising costs of these non-renewable fuels, along with the potential doubling of global electricity consumption in the coming years, clearly illustrate the urgent need for more creative, sustainable methods for generating electricity.”

“This new initiative marks an important expansion of the Company’s portfolio of electricity generating technologies, which includes development of the first-of-its kind transparent window capable of generating electricity.”  Through the Company’s wholly-owned subsidiary, Sungen Energy, Inc., researchers are working to develop technologies with the potential to economically convert glass building facades and skylights into energy-generating resources while preserving the traditional viewscape and day lighting attributes valued by building occupants and architects.

“Our ongoing work in energy-generating solar windows and the impact of unprecedented oil prices have inspired us to see the built environment through a different lens,” explained Mr. Cucinelli.  “In launching this new initiative, I look forward to capitalizing on the unique experiences of our Board, our management team, and our proximity to the region that put the world on wheels. Michigan engineers and scientists possess a wealth of untapped technological innovations for the transport sector, and I believe there is no better place to catalyze and inspire a new wave of mobility, accessibility, and energy innovation.”

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a next generation technology incubator focused on the identification, acquisition, development, and commercialization of alternative and renewable energy technologies.

Through established relationships with universities, research institutions, government agencies, and start-up companies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various organizations we work with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research and development while employing significantly less capital than conventional organizations.

Among our current research and development activities is the development of a technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the films act as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

For additional information, please visit: www.octillioncorp.com

To receive future press releases via email, please visit:

http://www.octillioncorp.com/alerts.php

To view the full HTML text of this release, please visit:
http://www.octillioncorp.com/OCTL_20080708.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.